UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): April 25, 2023

First Financial Bankshares, Inc.

(Exact name of registrant as specified in its Charter)

Texas	0-07674	75-0944023
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 Pine Street, Abilene, Texas 79601
(Address of Principal Executive Offices and Zip Code)

Registrant’s Telephone Number (325) 627-7155

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 203.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13 e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FFIN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

(a) On April 25, 2023, the annual meeting of shareholders of the Company was held in Abilene, Texas.

(b) The following is a summary of the matters voted on at the annual meeting:

(1) The following directors were elected at the annual meeting to hold office until the 2024 annual meeting of shareholders, and the respective number of votes cast for and withheld are as follows:

Director	Votes For	Votes Withheld
April K. Anthony	104,653,672	461,702
Vianei Lopez Braun	104,421,606	693,768
David L. Copeland	102,725,931	2,389,443
Michael B. Denny	104,700,049	415,325
F. Scott Dueser	102,628,183	2,487,191
Murray H. Edwards	93,631,241	11,484,133
Eli Jones, Ph.D.	102,795,749	2,319,625
I. Tim Lancaster	103,101,695	2,013,679
Kade L. Matthews	103,910,081	1,205,293
Robert C. Nickles	103,876,159	1,239,215
Johnny E. Trotter	103,247,900	1,867,474

There were 21,287,899 broker non-votes.

(2) The shareholders voted to ratify the appointment of Ernst & Young LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2023 by a vote of 124,163,558 for, 2,100,540 against and 139,175 abstained. There were no broker non-votes.

(3) The shareholders approved the following resolution:

“RESOLVED, that the shareholders of First Financial Bankshares, Inc. hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K in the Company’s Proxy Statement for the 2023 Annual Meeting of Shareholders, including the Compensation Discussion and Analysis compensation tables and narrative discussion,”

by a vote of 102,363,654 for, 1,996,698 against and 755,022 abstained. There were 21,287,899 broker non-votes.

(4) The shareholders approved the following resolution:

“RESOLVED, that the option of once every year, two years or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote of the shareholders on the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis compensation tables and narrative discussion,” with the following voting results: 102,034,917 every year, 186,840 every two years, 2,313,208 every three years, and 580,409 abstained. There were 21,287,899 broker non-votes.

Consistent with the Board of Director’s recommendation set forth in the Company’s definitive proxy statement for the 2023 annual meeting of shareholders and in light of the above voting results, the Board of Directors determined to hold an annual shareholder advisory vote to approve the compensation of the Company’s named executive officers, commencing with its 2024 annual meeting of shareholders, and continuing thereafter until such time that the frequency vote is next presented to shareholders or until the Board of Directors determines that a different frequency is in the best interest of the Company and its shareholders.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached as exhibit 99.1 to this Form 8-K is the press release dated April 25, 2023 announcing the results of the Annual Meeting of Shareholders of the Company and the Company’s second quarter dividend.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

99.1 Press Release dated April 25, 2023

104 Cover Page Interactive Data File (embedded within Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANKSHARES, INC.
(Registrant)

DATE: April 26, 2023	By:	/s/ F. Scott Dueser
F. SCOTT DUESER
Chairman, President and Chief Executive Officer